Exhibit 10.3

FIRST AMENDMENT TO MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT AGREEMENT is entered into as of December 4, 2020, by and between Tremont Mortgage Trust, a Maryland real estate investment trust (the “Company”), and Tremont Realty Advisors LLC, a Maryland limited liability company (the “Manager”).

WHEREAS, the Company and the Manager are parties to a management agreement dated September 18, 2017 (the “Management Agreement”); and

WHEREAS, the Company and the Manager desire to amend the Management Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other consideration the mutual receipt and sufficiency of which are hereby acknowledged, the Company and the Manager agree to amend the Management Agreement as follows:

1. Section 3 Bank Accounts of the Management Agreement is amended and restated to read:

The Manager shall establish and maintain one or more bank accounts in the name of the Company, and shall collect and deposit into such account or accounts and may disburse therefrom any monies on behalf of the Company; provided, that no funds in any such account shall be commingled with any funds of the Manager or any other Person. The Manager shall from time to time, or at any time requested by the Board, render an appropriate accounting of such collections and payments to the Board and to the auditors of the Company.

2. Section 23 Notices of the Management Agreement is amended and restated to read:

Any notice, report or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) on the next business day if transmitted by a nationally recognized overnight courier or (c) on the third (3rd) business day following mailing by first class mail, postage prepaid, in each case as follows (or at such other United States address for a party as shall be specified by like notice):

If to the Company:

Tremont Mortgage Trust
Two Newton Place 255 Washington Street
Newton, Massachusetts 02458
Attn: Secretary and Board of Trustees

If to the Manager:

Tremont Realty Advisors LLC
Two Newton Place
255 Washington Street Newton, Massachusetts 02458
Attn: President and Chief Executive Officer

3. As amended hereby, the Management Agreement is hereby ratified and confirmed.

[Signature Page To Follow]

IN WITNESS WHEREOF, the parties have executed this Management Agreement as of the date first above written.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name: G. Douglas Lanois
Title: Chief Financial Officer

TREMONT REALTY ADVISORS LLC

By:	/s/ G. Douglas Lanois
Name: G. Douglas Lanois
Title: Senior Vice President

[Signature Page to First Amendment to Management Agreement]